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                                   TERM NOTE
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Amount: $350,000.00                           Dated: October 1, 2001


     FOR VALUE RECEIVED, LIGHTHOUSE FAST FERRY, INC., a New Jersey corporation, and FAST FERRY I CORP. and FAST FERRY II CORP., New York corporations, located at 195 Fairfield Avenue, Suite 3C, West Caldwell, New Jersey 07006 (the "Borrowers"), promise to pay to the order of JAMES R. SOLAKIAN (the "Lender"), 152 Mockingbird Court, Three Bridges, New Jersey 08887, or at such other place as the Lender may direct, THREE HUNDRED AND FIFTY THOUSAND ($350,000.00) DOLLARS, together with interest, as hereinafter provided.

1.   TERM LOAN.  This Note evidences a term loan in the amount of Three Hundred
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     and Fifty Thousand ($350,000.00) Dollars (the "Term Loan"), made pursuant to the terms and provisions of a certain Loan and Security Agreement dated as of the date hereof between the Lender and the Borrowers (the "Loan Agreement"). All defined terms used herein and not defined herein shall have the meanings ascribed thereto in the Loan Agreement.

2.   INTEREST RATE.  The Borrowers shall pay the Lender interest on the unpaid
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     principal balance of the Term Loan from the date of this Note at the rate of eighteen (18%) percent per annum (calculated on the actual number of days elapsed over a 360-day year). Interest will be calculated on the basis of a year of 360 days for the actual number of days in each interest period. In no event will the rate of interest hereunder exceed the maximum rate allowed by law.

3.   TERM.  This Note shall mature on April 1, 2002 (the "Maturity Date").
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4.   PAYMENTS OF PRINCIPAL AND INTEREST.  Principal and interest shall be due
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     and payable by the Borrowers in monthly installments in the respective amounts and the times as set forth in Schedule "A" attached hereto and made a part hereof. Payments of principal and interest shall commence to be paid by the Borrowers on November 1, 2001, and on the first (1/st/) day of each succeeding calendar month thereafter until the Maturity
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    Date, when the entire remaining unpaid amount of accrued interest and principal outstanding is due. All payments shall be applied first to interest and then to unpaid principal.

5.  PREPAYMENT.  Borrowers may prepay the Term Loan only after January 31, 2001
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    and upon at least three (3) business days' prior written notice to Lender
    (which notice shall be irrevocable). Lender shall be entitled to receive one-half (1/2) of the interest which would have been payable had there been no prepayment.

6.  LATE FEE.  If the entire amount of any of the aforesaid monthly payments of
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    principal or interest or any sum required to be paid under the terms of this
    Note is not paid within ten (10) days when due, the Lender, at his option, and in additional to any other remedies available to him, may charge the Borrowers a e fee" of three (3%) percent of the entire amount of each such unpaid monthly payment and/or sum (the "Late Fee"), to reimburse the Lender for the extra expense involved in handling delinquent payments. The
    Borrowers acknowledge that (a) the Late Fee is a material inducement to the Lender to make the Term Loan; (b) the Lender would not have made the Term Loan in the absence of the agreement of the Borrowers to pay the Late Fee;
    (c) such Late Fee represents compensation to the Lender for the increased risk to the Lender that this Note will not be repaid by the Borrowers; and
    (d) the Late Fee is not a penalty and represents a reasonable estimate of
    (i) the cost to the Lender in allocating his resources (both personal and financial) to the ongoing review, monitoring, administration and collection of this Note and (ii) compensation to the Lender for losses resulting from the Borrower's default that are difficult to ascertain.

7.  COLLATERAL AND GUARANTIES.  Payment of this Note is secured by the Loan
    -------------------------
    Agreement and the other Loan Documents described therein.

8.  DEFAULT.  The Borrowers shall be in default under this Note upon the
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    occurrence of any of the following events (each an "Event of Default"):


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a.  Failure to make any payment required under this Note on the Maturity Date or on the due date of any other payment, which failure remains unremedied ten
    (10) days after written notice thereof shall have been given to Borrowers;
    or

b. Any default under the terms and provisions of this Note, the Loan Agreement or any of the other Loan Documents, and such default remains unremedied thirty (30) days after written notice thereof shall have been given to Borrowers.

Upon the happening of any Event of Default, or on the Maturity Date, the entire amount of interest, principal and any other sums due under this Note shall become due and payable immediately and interest shall accrue thereafter at a rate of interest equal to twenty-four (24%) percent per annum (the "Default Rate"). The Default Rate shall apply, without notice, immediately upon the occurrence of any Event of Default and shall continue thereafter until all sums then due and payable under this Note are paid in full. The Borrowers acknowledge that (a) the Default Rate is a material inducement to the Lender to make the Term Loan; (b) the Lender would not have made the Term Loan in the absence of the Agreement of the Borrowers to pay the Default Rate upon the occurrence of any Event of Default; (c) such Default Rate represents compensation to the Lender for the increased risk to the Lender that his Note will not be repaid by the Borrowers; and (d) the Default Rate is not a penalty and represents a reasonable estimate of (i) the cost to the Lender in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of this Note and (ii) compensation to the Lender for losses resulting from the Borrowers' default that are difficult to ascertain. Upon and following an Event of Default, the Lender may proceed to protect and enforce the Lender's rights under this Note and any Loan Document, and under applicable law, by action at law, inequity, or other appropriate proceedings, including, without limitation, an action for specific performance to enforce or aid in the enforcement of any provision contained herein and in any other Loan Documents. The Lender does not give up its rights upon an Event of Default as a result of any delay in declaring or failing to declare an Event of Default.

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1.   WAIVERS.  The Borrowers hereby waive, demand, presentment for payment,
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     protest, notice of dishonor and notice of protest, notice of intent to accelerate and notice of acceleration, and specifically consent to, and waive notice of, any renewals or extensions of this Note, whether made to or in favor of the Borrowers or any other person or persons, and hereby waive any defense by reason of extension of time for payment or other indulgence granted by the Lender.

2.   CHANGES.  This Note can only be changed by an agreement, in writing, signed
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     by the Borrowers and the Lender.

3.   NOTE BINDING ON BORROWERS' SUCCESSORS.  All obligations under this Note are
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     the unconditional obligations of the Borrowers and all who succeed to its rights and interests, provided, however, that the Borrowers may not assign its rights or obligations hereunder, or any interest herein, without the prior written consent of the Lender, and any such assignment or attempted assignment by the Borrowers shall be void and of no effect with respect to the Lender.

4.   GOVERNING LAW.  This Note shall be construed according to the laws of the
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     State of New Jersey and the Borrowers consent to the jurisdiction of the courts of the State of New Jersey to determine any questions of fact or law arising under this note.

5.   ACTIONS INVOLVING THIS NOTE.
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     a.   If this Note is referred to any attorney for collection, the Borrowers agree to pay all costs of collection, including court costs and reasonable attorneys' fees.

     b. The Borrowers hereby consent that any action or proceeding against the Borrowers be commenced and maintained in any court within the State of New Jersey or in the United States District Court for the District of New Jersey by service or process on the Borrowers; and Borrowers agree that the Courts of the State of New Jersey and the United States District Court for the District of New Jersey shall have jurisdiction with respect to the subject matter hereof and the persons of Borrowers and all collateral securing the obligations of Borrowers. Borrowers agree not to assert any defense to any action or proceeding initiated by

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

          the Lender based upon improper venue or inconvenient forum. The Borrowers hereby consent to process being served in any suit, action or proceeding of the nature referred to herein by mailing a copy thereof by registered or certified mail, postage-prepaid, return receipt requested, to it at its address set forth herein.

     c. Borrowers hereby acknowledge and agree that this section is a specific and material aspect of this Note and that the Lender would not extend credit to Borrowers if the waivers set forth in this section were not a part of this Note.

6.   NO USURY. The Lender and the Borrowers intend to comply at all times with
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     applicable usury laws. If at any such time such laws would ever render usurious any amounts called for under this Note or the Loan Documents, then it is in the Borrowers' and the Lender's express intention that such excess amount shall be immediately credited on the principal balance of this Note (or, if this Note has been fully paid, refunded by the Lender to the Borrowers), and the provisions hereof shall be immediately reformed and the amounts thereafter collectible under this Note reduced, without the necessity of the execution of any further documents, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note. The Borrowers agree that in determining whether or not any interest payable under this Note or the Loan Documents exceeds the highest rate not prohibited by law, any non-principal payment (except payments specifically stated in this Note or in the Loan Documents to be "interest"), including, without limitation, prepayment fees and late charges, shall, to the maximum extent not prohibited by law, be an expense, fee, premium or penalty rather than interest.

7.   RIGHTS CUMULATIVE.  The rights and remedies of the Lender under this Note
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     and the Loan Documents shall be cumulative and concurrent and, at the sole discretion of the Lender, may be pursued singly, successively or together, and exercised as often as the Lender shall desire. The failure of the Lender to exercise any such right or remedy shall in no event be construed as a waiver of release thereof. Nothing herein contained shall be construed as limiting the Lender to the remedies mentioned above.

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

8.  SEVERABILITY.  If any term, clause or provision of this Note shall be
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    determined by any court to be illegal, invalid or unenforceable, the illegality, invalidity or unenforceability of such term, clause or provision shall not affect the legality, validity or enforceability of the remainder thereof or of any other term, clause or provision hereof, and this Note shall be construed and enforced as if such illegal, invalid or unenforceable term, clause or provision had not been contained herein, and all covenants obligations and agreements shall be enforceable to the full extent permitted by law.

9. This Term Note is expressly subject to all the terms and conditions of that certain Loan and Security Agreement dated simultaneously herewith. To the extent of any inconsistencies between this Term Note and the Loan and Security Agreement, the terms of the Loan and Security Agreement shall be deemed to control.

    IN WITNESS WHEREOF, the undersigned has executed and delivered this Note as of October ___, 2001.

Attest:                       LIGHTHOUSE FAST FERRY, INC.

/s/ Anthony T. Colasanti                    /s/ Anthony Cappaze
_______________________________         By:__________________________________
Anthony T. Colasanti, Secretary                 Anthony Cappaze, President


                                        FAST FERRY I CORP.

/s/ Anthony T. Colasanti                    /s/ Anthony Cappaze
_______________________________         By:__________________________________
Anthony T. Colasanti, Secretary                 Anthony Cappaze, Chairman


                                        FAST FERRY II CORP.

/s/ Anthony T. Colasanti                    /s/ Anthony Cappaze
_______________________________         By:__________________________________
Anthony T. Colasanti, Secretary                 Anthony Cappaze, Chairman

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